(10)(a)                   Independent Auditors' Consent.







INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 33 to Registration Statement No. 033-35412 of Northbrook Variable Annuity Account II of Northbrook Life Insurance Company on Form N-4 of our report dated February 23, 2001 relating to the financial statements and the related financial statement schedule of Northbrook Life Insurance Company, and our report dated March 16, 2001 relating to the financial statements of Northbrook Variable Annuity Account II, appearing in the Statements of Additional Information (which are incorporated by reference in the Prospectuses of Northbrook Variable Annuity Account II), which are part of such Registration Statement, and to the references to us under the heading "Experts" in such Statements of Additional Information.




/s/ Deloitte & Touche LLP
Chicago, Illinois
April 24, 2001

     (10)(b)                   Consent of Foley & Lardner.



                                   CONSENT OF
                                 FOLEY & LARDNER


We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectuses contained in Post-Effective Amendment No. 33 to the Form N-4 Registration Statement of Northbrook Variable Annuity Account II (File No. 033-35412).




                                             /s/     Foley & Lardner
                                                     FOLEY & LARDNER

Washington, D.C.
April 19, 2001